Section 1350 Certification
                                                                    Exhibit 32.1
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       In connection with the quarterly  report of Pioneer  Financial  Services,
Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Date: February 14, 2006
                                              By:  /s/ William D. Sullivan
                                                   -----------------------------
                                                   William D. Sullivan
                                                   Chief Executive Officer